HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

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Supplement dated May 30, 2013 to your Prospectus

At a special meeting of the Shareholders of the Funds, to be held on June 21, 2013, Shareholders will vote on the proposed:

a.)       Fund reorganization (the “Reorganization”) of the following Funds from a Maryland corporation or Massachusetts business trust, as applicable, to a Delaware statutory trust:

Fund
Oppenheimer Equity Income Fund, Inc. - Class A
Oppenheimer International Diversified Fund - Class A
Oppenheimer Real Estate Fund - Class A
Oppenheimer Rising Dividends Fund - Class A

The Closing shall occur on such date as the parties may mutually agree (“Effective Date of the Reorganization”).  If the proposed Reorganization is approved, on the Effective Date of the Reorganization, Shareholders of the applicable Fund will receive one share (or fractional shares thereof) of the Delaware Trust for every share that they hold of the applicable Fund.

b.)       Fund objective change:

If the fund objective change is approved, the investment objective for the Oppenheimer Real Estate Fund Sub-Account is deleted and replaced with “Seeks total return”.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.